Exhibit 99.1

2011 Citigroup One-on-One
MLP/Midstream Infrastructure
Conference

August 24 - 25, 2011

NASDAQ: CPNO

Disclaimer
This presentation includes “forward-looking statements,” as defined in the federal securities laws.
Statements that address activities or events that Copano believes will or may occur in the future are forward-looking statements. These statements include, but are not limited to, statements about future producer activity and Copano’s total distributable cash flow and distribution coverage. These statements are based on management’s experience and perception of historical trends, current conditions, expected future developments and other factors management believes are reasonable.
Important factors that could cause actual results to differ materially from those in the forward-looking statements include the following risks and uncertainties, many of which are beyond Copano’s control:
the volatility of prices and market demand for natural gas and natural gas liquids; Copano’s ability to continue to obtain new sources of natural gas supply and retain its key customers; the impact on volumes and resulting cash flow of technological, economic and other uncertainties inherent in estimating future production, producers’ ability to drill and successfully complete and attach new natural gas supplies and the availability of downstream transportation systems and other facilities for natural gas and NGLs; higher construction costs or project delays due to inflation, limited availability of required resources, or the effects of environmental, legal or other uncertainties; general economic conditions;
the effects of government regulations and policies; and other financial, operational and legal risks and uncertainties detailed from time to time in Copano’s quarterly and annual reports filed with the
Securities and Exchange Commission.

Copano undertakes no obligation to update any forward-looking statements, whether as a result of new information or future events.

Introduction to Copano
  Independent midstream company founded in 1992
 ■ Producer focused
 ■ Entrepreneurial approach
 ■ Focus on long-term accretive growth
 ■ Publicly traded LLC
 ● No general partner or incentive distribution rights
 ● Tax benefits similar to MLPs, but with corporate governance of a C-corp
  Service throughput volumes approximate 1,500,000 MMBtu/d of natural gas(1)
  Approximately 6,700 miles of active pipelines
  10 natural gas processing plants with over 1.2 Bcf/d of combined processing capacity
  One NGL fractionation facility with total capacity of 22,000 Bbls/d
 ■ Expansion underway to increase total capacity to 44,000 Bbls/d

(1) Based on 2Q 2011 results. Includes unconsolidated affiliates.

Operating Segments
  Operating segments
 ■ Texas
 ■ Oklahoma
 ■ Rocky Mountains
 ■ Copano currently has assets in five
 active U.S. resource plays
 ● Eagle Ford Shale
 ● North Barnett Shale Combo
 ● Woodford Shale
 ● Mississippi Lime
 ● Powder River Basin Niobrara

Powder River
Basin Niobrara
Woodford
Shale
Mississippi
Lime
North Barnett
Shale Combo

Executing On Our Business Strategy
  Eagle Ford Shale, North Barnett Shale Combo, Woodford
 Shale and Mississippi Lime
  Acquisition of the Harrah and Davenport plants

Organic Growth and
Bolt-on Acquisitions
Maintaining Strong
Balance Sheet
Reduce Sensitivity
to Commodity
Prices
Flexibility in
Operations
  Long-term, fee-based contracts - also reduce hedging
 requirements
  Access to multiple NGL markets
  Ability to fractionate and produce y-grade product
  Multiple plant residue alternatives
  March 2010 equity offering
  TPG Capital preferred equity investment
  Senior notes refinancing
  Extended maturity of revolver to 2016
Expand Midstream
Services Menu
  Fractionation and NGL marketing services
  Purity ethane and propane pipeline service
  Y-grade service through the Liberty pipeline
  Condensate and crude oil gathering project in planning phase

Agenda

Eagle Ford Shale Growth Projects	Business Segment Outlook
Financing and Commodity Price Sensitivity	Conclusions

DK Pipeline and Extension
  DK extension
 ■ Key producer contracts with
 Abraxas, GeoSouthern, Petrohawk,
 Pioneer, Riley and others
 ■ Announced February 2011
 ● 58 miles of 24” pipe
 ● Construction approximately 25%
 complete
 ■ Loops Kinder Morgan’s Index 50
 pipeline, effectively boosting
 pipeline capacity to Houston Central
 complex
 ■ Extension to Houston Central
 complex will increase DK pipeline
 capacity to 350,000 MMBtu/d from
 225,000 MMBtu/d
 ■ Estimated capital investment of
 $100 million

Southern Eagle Ford Shale
  Eagle Ford Gathering (EFG)
 ■ 50/50 JV with Kinder Morgan
  EFG Mainline
 ■ 117 miles of 30” and 24” pipe -
 nearing completion
 ■ 30” pipeline now accepting
 interruptible gas with full service
 expected early October
 ■ Nominal capacity of 600,000
 MMBtu/d - expandable with
 compression
 ■ Long-term, fee-based contracts with
 volume commitments for 91% of
 nominal capacity
 ● Newly added contacts with Rosetta
 and Petrohawk
 ■ Estimated capital investment of
 $87.5 million

EFG Crossover

  Allows for full utilization of EFG
 Mainline pipeline
  66 miles of 24” and 20” pipe
 connecting Kinder Morgan’s
 Index 50 and Tejas 30”
 pipelines to Formosa
 ■ Approximately 50% of 24” line
 constructed
 ■ Estimated capital investment of $50
 million
  7 miles of 20” pipe connecting
 Kinder Morgan’s Tejas 30”
 pipeline to Williams Partners’
 Markham plant
 ■ Anticipate early October access to
 Markham plant
 ■ Estimated capital investment of
 $13.5 million

EFG Crossover (cont’d)

  Long-term contracts with
 Formosa and Williams Partners
 ■ Formosa - 175 MMcf/d of
 processing, fractionation and
 product sales
 ■ Williams Partners’ Markham - 100
 MMcf/d processing and associated
 with fractionation, with an option to
 increase to 200 MMcf/d
 ● Copano to construct wholly owned
 8-mile, 6” NGL pipeline from
 Markham plant to Liberty NGL
 pipeline estimated capital
 investment of $5.5 million

Houston Central Complex
  Fractionation expansion
 ■ Fractionation expansion from
 22,000 Bbls/d to 44,000
 Bbls/d
 ● All ethane and propane
 expected to move to Dow
 through Copano purity
 pipelines
 ■ Estimated capital investment
 of $66 million
 ● Includes fractionation
 facilities and related plant
 upgrades and product
 pipeline expansions

Liberty NGL Pipeline
 ■ Total capacity of 75,000 Bbls/d
 ■ Constructed through 50/50 JV
 with Energy Transfer
 ■ Houston Central to Clemville Storage
  was placed in-service in early August

  Long-term fractionation and product
 sales agreement with Formosa on
 favorable terms
 ■ Initial access to 7,000 Bbls/d
 ■ Upon completion of Formosa’s
 fractionation expansion 1Q 2013, will
 have up to 37,500 Bbls/d of firm capacity
 for a 15-year term
  Estimated capital investment of
 $32.5 million

Houston Central NGL Infrastructure

  Access to Dow and Formosa
 ■ Among the largest petrochemical users of NGLs in the U.S.
 ■ Long-term contracts with both Dow and Formosa

Summary of Eagle Ford Shale
Infrastructure

  Total capital investment of over $500 million
  In excess of 1 Bcf/d of pipeline and processing capacity
  Greater than 100,000 Bbls/d of fractionation capacity
  Access to multiple markets for residue gas and NGLs

Growth Opportunities - Eagle Ford Shale
  Potential extension of DK
 pipeline to Fashing / Live Oak
 system
 ■ Continues loop of Kinder Morgan’s
 Index 50 pipeline through the
 Eagle Ford Shale condensate
 window
 ● 34 miles of 24” pipe
 ● Allows for gathering of
 approximately 50,000 MMBtu/d
 from additional Eagle Ford
 Shale acreage
 ■ Ties additional existing Copano
 gathering systems directly to
 Houston Central complex
 ■ Potential connectivity to the EFG
 crossover line for DK pipeline and
 Fashing / Live Oak volumes

Growth Opportunities - Eagle Ford Shale
  Crude oil / condensate initiative
 ■ 100,000 Bbls/d capacity pipeline
 ■ Fee-based revenue
 ■ Working to complete definitive JV
 agreements and secure anchor
 shipper by 3Q 2011
 ■ Convert existing 14” Copano
 Goebel line to crude service
 ■ Tie into markets, storage and
 loading docks in Corpus Christi
 ■ Utilize dual-line rights of way in the
 DK corridor to lay crude gathering
 system
 ■ Proposed pipeline from Three
 Rivers to Corpus Christi would
 begin service in mid-2012;
 remaining assets would begin 4Q
 2012

Business Segment Outlook

Eagle Ford Shale Growth Projects	Business Segment Outlook
Financing and Commodity Price Sensitivity	Conclusions

Texas Recent Developments
  Saint Jo system - North Barnett Shale Combo
 ■ Gathering, treating and processing
 ■ Plant fully committed under long-term, fee-based contracts
 ■ System volumes have been averaging 110,000 MMBtu/d
  Eagle Ford Shale
 ■ Copano’s total Eagle Ford Shale volumes have been averaging approximately
 140,000 MMBtu/d
 ■ EFG 30” pipeline currently accepting interruptible gas (until Freer liquids handling facility is operational in October)
  Lake Charles plant
 ■ Executed agreements for both natural gas receipt logistics and fractionation and product sales
 ● Equipment has been procured with expected in-service date in mid-October
 ■ Minimal capital investment of approximately $5 million

Texas Outlook
  Saint Jo system
 ■ Copano’s largest producer has 11 rigs running in the area and expects to run 11
 - 12 rigs for the remainder of the year
 ● On track to connect approximately 150 wells in 2011
 ■ Leasing activity continues
 ■ Evaluating opportunity to expand Saint Jo plant by 50,000 Mcf/d - 100,000
 Mcf/d
  Eagle Ford Shale
 ■ Over 180 rigs currently running in the Eagle Ford Shale
 ■ As growth projects are completed, expect to see substantial volume increases on both wholly owned and joint venture assets in the second half of 2011 and beyond
  Assuming current prices continue and based on current outlook on volumes, expect slightly higher segment gross margin in 3Q 2011 compared to 2Q 2011

Oklahoma Recent Developments
  Acquisition of Harrah plant from
 Enogex (April 2011)
 ■ Contributed $1.5 million in gross margin
 in 2Q 2011
  Strong drilling activity in the
 Woodford Shale around the Cyclone
 Mountain system
 ■ 2Q 2011 volumes increased an average
 of 4,500 Mcf/d compared to 1Q 2011
 ■ Two additional wells connected in late
 July 2011 with combined rate of 14,000
 Mcf/d
  Constructing Featherston treating
 and compression station to handle
 additional volumes
 ■ Capacity of 30,000 Mcf/d
 ■ Expect October 2011 in-service date
 ■ Further expansion in 2012 anticipated

Oklahoma Outlook
  Rich gas (primarily Hunton dewatering and Mississippi Lime)
 ■ Drilling activity has increased in 3Q 2011 compared to 2Q 2011
 ■ 3 rigs running in the Hunton, 4 rigs in the Mississippi Lime and 13 rigs in other rich gas areas
 ■ Attractive processing upgrade and low geologic risk
  Lean gas (primarily Woodford Shale)
 ■ Drilling activity remains steady in 3Q 2011 compared to 2Q 2011
 ■ 3 rigs running
  Based on current commodity prices and volume outlook, expect
 Oklahoma gross margin to be flat in 3Q 2011 compared to 2Q 2011

Rocky Mountains Outlook
  Drilling and dewatering will be driven by commodity prices and producer economics

  3Q 2011 volumes for Bighorn expected to be slightly lower vs. 2Q
 2011
  3Q 2011 volumes for Fort Union expected to be higher vs. 2Q 2011 due to the Bison pipeline rupture
  Second half 2011 Adjusted EBITDA expected to be slightly lower vs.
 first half 2011
  Recently approved project to connect 145 wells that have been drilled, but not yet dewatered on the Bighorn system
 ■ Volumes to flow once dewatering process is complete (12 - 18 months)

Financing and Commodity Price
Sensitivity

Eagle Ford Shale Growth Projects	Business Segment Outlook
Financing and Commodity Price Sensitivity	Conclusions

Liquidity and Capitalization
  At June 30, 2011:
 ■ $62 million cash
 ■ $700 million revolving credit facility
 ● Closed in June 2011 - added flexibility to existing financial covenants
 ● Approximately $360 million available
 ● Matures June 2016
 ■ $609.5 million senior notes
 ● $360.0 million 7.125% senior notes due 2021
 ● $249.5 million 7.75% senior notes due 2018

Shifting Contract Mix
  Continued shift towards a more fee-based contract mix
 ■ Eagle Ford Shale, North Barnett Shale Combo and Woodford Shale volume growth are key drivers

Contract Mix as a % of Gross Margin
	1Q 2010	2Q 2010	3Q 2010	4Q 2010	1Q 2011	2Q 2011
Fee-based	27%	33%	37%	38%	41%	41%
Percentage-of- proceeds	39%	31%	30%	32%	32%	33%
Keep- whole/Other	36%	33%	29%	34%	39%	40%
Net hedging	-2%	3%	4%	-4%	-12%	-14%
Note: Includes Copano’s share of gross margin from unconsolidated affiliates. Approximate percentages based on Copano internal financial planning models.

Hedging Strategy
  Continued focus on option-based, product-specific hedging strategy
 ■ Reliance on hedging will decrease as contract mix changes over time
  2011 well hedged
 ■ Between 70% and 90% of ethane, propane, butane, natural gasoline and condensate exposure is hedged
  2012 hedged near policy limits for all products except ethane
 ■ 80% of propane, butane, natural gasoline and condensate exposure hedged
 ■ 20% of ethane exposure hedged
  2013 hedging positions continue to be added
 ■ Between 40% and 60% of butane, natural gasoline and condensate exposure hedged
 ■ 40% of propane exposure hedged
 ■ No ethane hedges for 2013

Conclusions

Eagle Ford Shale Growth Projects	Business Segment Outlook
Financing and Commodity Price Sensitivity	Conclusions

Copano’s Key Strengths
  Founded in 1992 as an independent midstream company
  Experienced operator in liquids-rich natural gas plays
  Six executive management members with 166 combined years of industry experience

Experienced
Operator /
Seasoned Team
Strong Balance
Sheet with
Access to
Liquidity
Strategic and
Diverse Asset
Base
Significant
Organic Growth
  Significant position in Eagle Ford Shale and North Barnett Shale Combo
  One of the largest gatherers of associated gas in Eastern Oklahoma
  Large gatherer of Powder River Basin gas with access to Niobrara and Frontier gas
  Upon completion of processing expansion, Houston Central complex will be largest plant in Texas
  Approximately $440 million in 2011 growth projects (1) - majority in Eagle Ford Shale
  Investments in announced growth projects target 5x multiple
  Opportunities beyond traditional gathering and processing
  New $700 million revolver in place
  $300 million TPG Capital preferred equity
  Cash flow growth expected from projects due to be completed this year
Long-term
Contracts and
Improving
Contract Mix
  DK pipeline, Eagle Ford Gathering JV and Saint Jo system approximately 80%
 contracted on a combined basis
  Average contract length for Eagle Ford Shale and North Texas Barnett Combo approaching 9 years
  Contract mix expected to be two-thirds fee-based by end of 2012
(1) Includes Copano’s net share for unconsolidated affiliates.

Appendix

Oklahoma Assets

OKLAHOMA

South Texas Assets

TEXAS

North Texas Assets

TEXAS

Rocky Mountains Assets

WYOMING

Solid Core Business Growth

  From 1Q 2009 to 2Q 2011, Texas and Oklahoma operating
 segment gross margins has increased approximately 114%

Commodity-Related Margin Sensitivities
  Matrix reflects 2Q 2011 wellhead and plant inlet volumes, adjusted using Copano’s 2011 planning model

(1) Consists of Texas and Oklahoma Segment gross margins.

Oklahoma Net Commodity Exposure

Note: See explanation of processing modes in this Appendix. Values reflect rounding.
(1) Source: Copano Energy internal financial planning models.
(2) Ethane rejection at Paden plant is limited by nitrogen rejection facilities.
(3) Reflects impact of producer delivery point allocations, offset by field condensate collection and stabilization.

Oklahoma Commodity Price Sensitivities
  Oklahoma segment gross margins excluding hedge settlements
 ■ Matrix reflects 2Q 2011 volumes, adjusted using Copano’s 2011 planning model

Note: Please see this Appendix for definitions of processing modes and additional details.

Texas Net Commodity Exposure

Note: See explanation of processing modes in this Appendix.
(1) Source: Copano Energy internal financial planning models. Based on 1Q 2011 daily wellhead/plant inlet volumes.
(2) Fractionation at Houston Central complex permits significant reductions in ethane recoveries in ethane rejection mode. To optimize profitability, plant operations can also be adjusted to partial recovery mode.
(3) At the Houston Central complex, pentanes+ may be sold as condensate.

Texas Commodity Price Sensitivities
  Texas segment gross margins excluding hedge settlements
 ■ Matrix reflects 2Q 2011 volumes and operating conditions, adjusted using
 Copano’s 2011 planning model

Note: Please see this Appendix for definitions of processing modes and additional details.

Rocky Mountains Sensitivities
  2Q 2011 Adjusted EBITDA volume sensitivity (positive or negative impact)
 ■ Bighorn: 10,000 MMBtu/d = $245,000(1)
 ■ Fort Union: 10,000 MMBtu/d = immaterial impact until physical volumes exceed long-term contractual volume commitments
 ● 2Q 2011 pipeline throughput: 391,626 MMBtu/d
 ● 2Q 2011 revenue based on 719,520 MMBtu/d of volume commitments

Note: See this Appendix for reconciliation of Adjusted EBITDA. Values reflect rounding.
(1) Impact on Adjusted EBITDA based on Copano’s interest in the unconsolidated affiliate.

Hedging Impact of Commodity Price
Sensitivities

Processing Modes

Full Recovery
Texas and Oklahoma - If the value of recovered NGLs exceeds the fuel and gas shrinkage costs of recovering NGLs
Ethane Rejection
Texas and Oklahoma - If the value of ethane is less than the fuel and shrinkage costs to recover ethane (in Oklahoma, ethane rejection at Paden plant is limited by nitrogen rejection facilities)

Reconciliation of Non-GAAP Financial
Measures
Adjusted EBITDA
  Commencing with the second quarter of 2011, we revised our calculation of adjusted EBITDA to more closely resemble that of many of our peers in terms of measuring our ability to generate cash. Our adjusted EBITDA (as revised) equals:
 ■ net income (loss);
 ■ plus interest and other financing costs, provision for income taxes, depreciation, amortization and impairment expense, non-cash amortization expense associated with our commodity derivative instruments, distributions from unconsolidated affiliates, loss on refinancing of unsecured debt and equity-based compensation expense;
 ■ minus equity in earnings (loss) from unconsolidated affiliates and unrealized gains (losses) from commodity risk management activities; and
 ■ plus or minus other miscellaneous non-cash amounts affecting net income (loss) for the period.
  In calculating adjusted EBITDA as revised, we no longer add to EBITDA (earnings before interest taxes depreciation and amortization our share of the depreciation, amortization and impairment expense and interest and other financing costs embedded in our equity in earnings (loss) from unconsolidated affiliates; instead we now add to
 EBITDA (i) our impairment expense, and other non-cash amounts affecting net income (loss) for the period, (ii) non-cash amortization expense associated with our commodity derivative instruments, (iii) loss on refinancing of unsecured debt and (iv) distributions from unconsolidated affiliates.
  We believe that our revised calculation of adjusted EBITDA is a more effective tool for our management in evaluating our operating performance for several reasons. Although our historical method for calculating adjusted EBITDA was useful in assessing the performance of our assets (including our unconsolidated affiliates) without regard to financing methods, capital structure or historical cost basis, the prior calculation was not as useful in evaluating the core performance of our assets and their ability to generate cash because adjustments for a number of non-cash expenses and other non-cash and non-operating items were not reflected in the calculation and the impact of cash distributions from our unconsolidated affiliates was likewise not reflected. We believe that the revised calculation of adjusted EBITDA is more consistent with the method and presentation used by many of our peers and will allow management and analysts to better evaluate our performance relative to our peer companies. Also, we believe that the revised calculation more effectively represents what lenders and debt holders, as well as industry analysts and many of our unitholders, have indicated is useful in assessing our core performance and outlook and comparing us to other companies in our industry.